Income Taxes (Summary of Tax Effects of Temporary Differences that Give Rise to Significant Portions of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Aug. 31, 2014	Aug. 31, 2013
Deferred tax assets:
Accrued liabilities	$ 279	$ 163
Other assets	169	77
Inventory capitalization	446	$ 265
Deferred revenue	139
Total current deferred tax assets	1,031	$ 505
Noncurrent assets:
Depreciation	2,310	2,150
Inventory reserves	2,689	2,427
Deferred rent	29	36
Other assets	859	568
Net operating loss carryforward	101,485	88,791
Federal and state tax credit carryforward	8,919	8,919
Total noncurrent deferred tax assets	116,291	102,891
Total deferred tax assets	117,323	103,396
Less valuation allowance	$ (117,323)	$ (103,396)
Net deferred tax assets